                                                                   EXHIBIT 10.4

                                             IT IS UNLAWFUL TO CONSUMMATE A SALE
                                             OR TRANSFER OF THIS SECURITY, OR
                                             ANY INTEREST THEREIN, OR TO RECEIVE
                                             ANY CONSIDERATION THEREFOR, WITHOUT
                                             THE PRIOR WRITTEN CONSENT OF THE
                                             COMMISSIONER OF CORPORATIONS OF THE
                                             STATE OF CALIFORNIA, EXCEPT AS
                                             PERMITTED IN THE COMMISSIONER'S
                                             RULES.

                            NONSTATUTORY STOCK OPTION

1-, Optionee:

         AWARD SOFTWARE INTERNATIONAL, INC. (the "Company"), pursuant to its 1995 Stock Option Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

         The details of your option are as follows:

         1. The total number of shares of Common Stock subject to this option is 2-. Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:

NUMBER OF SHARES (INSTALLMENT)       DATE OF EARLIEST EXERCISE (VESTING)
         25%                         First day of the month following a full
                                     calendar year from the date of this Option.

         2.0833%                     Thereafter on the first day of each
                                     succeeding month for the following 36
                                     months.

                                       1.

         2.       (a)      The exercise price of this option is 4 - per share,
being not less than 85% of the fair market value of the Common Stock on the date of grant of this option.

                  (b) Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                           (i)      Payment of the exercise price per share in
cash (including check) at the time of exercise;

                           (ii)     Payment pursuant to a program developed
under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock;

                           (iii)    Provided that at the time of exercise the
Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise;

                           (iv)     Payment by a combination of the methods of
payment permitted by subparagraph 2(b)(i) through 2(b)(iii) above.

         3. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

         4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

         5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on 5 - (which date shall be no more than ten (10) years from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

                  (a) such termination of employment is due to your disability, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months following such termination of employment; or

                                       2.

                  (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or eighteen (18) months after your death; or

                  (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment; or

                  (d) exercise of the option within three (3) months after termination of your employment with the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate.

         However, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

         6.       (a)      This option may be exercised, to the extent specified
above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 6(f) of the Plan.

                  (b)      By exercising this option you agree that:

                           (i)      the Company may require you to enter an
arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise; and

                           (ii)     the Company (or a representative of the
underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by you within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or (iv) are

                                       3.

owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         7. This option is not transferable, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act (a "QDRO"), and is exercisable during your life only by you or a transferee pursuant to a QDRO. By delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

         8. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In the event that this option is granted to you in connection with the performance of services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms.

         9. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

                                       4.

         10. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

         Dated the 3 -.

                                         Very truly yours,

                                         AWARD SOFTWARE INTERNATIONAL, INC.



                                         By_____________________________________
                                           Duly authorized on behalf
                                           of the Board of Directors

ATTACHMENTS:

         1995 Stock Option Plan
         Regulation 260.141.11
         Notice of Exercise

                                       5.

The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

         NONE     __________________
                  (Initial)

         OTHER    ___________________________________
                  ___________________________________
                  ___________________________________

         (c) Acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.

                                            ____________________________________
                                            1 -

                                            Address:  __________________________
                                                      __________________________


                                       6.

                               NOTICE OF EXERCISE

Award Software International, Inc.
777 E. Middlefield Road
Mountain View, CA  94043                      Date of Exercise:_________________


Ladies and Gentlemen:

         This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

         Type of option (check one):     Incentive  / /        Nonstatutory  / /

         Stock option dated:             ____________________

         Number of shares as
         to which option is
         exercised:                      ____________________

         Certificates to be
         issued in name of:              ____________________

         Total exercise price:           $___________________

         Cash payment delivered
         herewith:                       $___________________

         Value of ______ shares of
         ______________ common
         stock delivered herewith(1):    $___________________

___________

(1) Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

                                       7.

         By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Award Software International, Inc. 1995 Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

         I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

         I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

         I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

         I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

         I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. For purposes of this restriction I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or
(iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a

                                       8.

shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.



                                             Very truly yours,


                                             1 -


                                       9.

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE

         TITLE 10. Investment - Chapter 3. Commissioner of Corporations

260.141.11: RESTRICTION ON TRANSFER. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

         (A)      to the issuer;

         (B)      pursuant to the order or process of any court;

         (C) to any person described in subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

         (D) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

         (E)      to holders of securities of the same class of the same issuer;

         (F)      by way of gift or donation inter vivos or on death;

         (G) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

         (H) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or a member of an underwriting syndicate or selling group;

         (I) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

         (J) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

         (K) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

         (L) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

         (M) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

         (N) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

         (O) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

         (P) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

         (Q) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

                  "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."